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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): SEPTEMBER 10, 2002


                                 OFFICEMAX, INC.
               (Exact Name of Registrant as Specified in Charter)




               OHIO                        1-13380            34-1573735
(State or Other Jurisdiction             (Commission         (IRS Employer
      of Incorporation)                  File Number)      Identification No.)

         3605 WARRENSVILLE CENTER ROAD
         SHAKER HEIGHTS, OHIO                            44122
(Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (216) 471-6900
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ITEM 9.  REGULATION FD DISCLOSURE

         On September 10, 2002, pursuant to Securities and Exchange Commission Order No. 4-460, each of Michael Feuer, who as Chief Executive Officer of OfficeMax, Inc., an Ohio corporation (the "Company"), serves as the principal executive officer of the Company, and Michael F. Killeen, who as Senior Executive Vice President, Chief Financial Officer of the Company, serves as the principal financial officer of the Company, stated and attested as follows:

         (1) To the best of my knowledge, based upon a review of the covered reports of OfficeMax, Inc., and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                   - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (2) I have reviewed the contents of this statement with the Company's audit committee.

         (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a covered report:

                           Annual Report on Form 10-K for the fiscal year ended
                   - January 26, 2002 of OfficeMax, Inc. filed with the Commission on April 17, 2002;

                   - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of OfficeMax, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                   -       any amendments to any of the foregoing.

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         On September 10, 2002, in connection with the filing of the Quarterly
Report on Form 10-Q of the Company for the quarterly period ended July 27, 2002 (the "Report"), each of Michael Feuer, who as Chief Executive Officer of the Company serves as the principal executive officer of the Company, and Michael F. Killeen, who as Senior Executive Vice President, Chief Financial Officer of the Company, serves as the principal financial officer of the Company, certified, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

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                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                             OFFICEMAX, INC.



                             By:  /s/  Ross H. Pollock
                                  ----------------------------
                                    Name: Ross H. Pollock
                                    Title: Secretary


Date: September 10, 2002